                                                                      Exhibit j

                          Independent Auditors' Consent

To the Shareholders and Board of Trustees of CitiFunds Trust I:

We consent to the incorporation by reference, with respect to the portfolios listed below for the CitiFunds Trust I (the "Funds"), in this Prospectus and Statement of Additional Information, of our report dated February 9, 2001, on the statements of assets and liabilities as of December 31, 2000, the related statements of operations, the statements of changes in net assets, and the financial highlights for the period September 5, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.


Portfolios:
-----------
Citi Nasdaq-100 Index Fund
Citi Small Cap Index Fund
Citi U.S. 1000 Index Fund
Citi Global Titans Index Fund
Citi U.S. Bond Index Fund



                                                                        KPMG LLP

New York, New York
April 27, 2001

                          Independent Auditors' Consent

To the Shareholders and Board of Trustees of Smith Barney Investment Trust:

We consent to the incorporation by reference, with respect to the portfolios listed below for the Smith Barney Investment Trust (the "Funds"), in this Prospectus, of our reports dated February 9, 2001, on the statements of assets and liabilities, the related statements of operations, the statements of changes in net assets, and the financial highlights for Citi Shares for each of the periods described below. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus.


Portfolios:
Smith Barney S&P 500 Index Fund
                                          Statement of Assets and Liabilities       As of December 31, 2000
                                          Statement of Operations                   For the year ended December 31, 2000
                                          Statement of Changes in Net Assets        For the year ended December 31, 2000, the one
                                                                                    month ended December 31, 1999, and for the year
                                                                                    ended November 30, 1999
                                          Financial Highlights                      For the year ended December 31, 2000, the
                                                                                    one month ended December 31, 1999, for the year
                                                                                    ended November 30, 1999, and for the period from
                                                                                    January 5, 1998 (commencement of operations) to
                                                                                    November 30, 1998

Smith Barney U.S. 5000 Index Fund
                                          Statement of Assets and Liabilities       As of December 31, 2000
                                          Statement of Operations                   For the year ended December 31, 2000
                                          Statement of Changes in Net Assets        For the   year ended December 31, 2000 and for
                                                                                    the period from October 18, 1999 (commencement
                                                                                    of operations) to December 31, 1999

                                          Financial Highlights                      For the period from September 15, 2000 (date of
                                                                                    initial public offering) to December 31, 2000

Smith Barney International Index Fund
                                          Statement of Assets and Liabilities       As of December 31, 2000
                                          Statement of Operations                   For the year ended December 31, 2000
                                          Statement of Changes in Net Assets        For the year ended December 31, 2000 and for
                                                                                    the period from October 18, 1999 (commencement
                                                                                    of operations) to December 31, 1999
                                          Financial Highlights                      For the period from September 18, 2000 (date of
                                                                                    initial public offering) to December 31, 2000


                                                                                                                          KPMG LLP

New York, New York
April 27, 2001